Principal Funds, Inc.
Supplement dated April 30, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR GLOBAL MULTI-STRATEGY FUND
On or about July 1, 2021, under Principal Investment Strategies, delete the Event-Driven section and replace with the following:
Event-Driven. This strategy invests in securities on the basis that a specific event or catalyst will affect future prices. This strategy attempts to capitalize on price discrepancies and returns generated by corporate activity, such as merger arbitrage, where the Fund holds a long/short portfolio of securities of companies involved in mergers.
On or about May 31, 2021, delete KLS Diversified Asset Management LP from the Sub-Advisors section.
On or about July 1, 2021, delete York Registered Holdings, L.P. from the Sub-Advisors section, and add Westchester Capital Management, LLC alphabetically to the list of sub-advisors.

MANAGEMENT OF THE FUNDS
On or about May 31, 2021, delete references to KLS Diversified Asset Management LP.
On or about July 1, 2021, delete references to York Registered Holdings, L.P.
On or about July 1, 2021, add the following alphabetically to the list of Sub-Advisors:

Sub-Advisor:
Westchester Capital Management, LLC ("Westchester"), 100 Summit Lake Drive, Valhalla, NY 10595, a registered investment advisor, was founded in 1980 and manages assets across merger arbitrage, event-driven and credit strategies.

Fund(s):	a portion of Global Multi-Strategy. Westchester will primarily use the event-driven strategy; however, it may use any of the Fund’s investment strategies.